CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated 29 March 1996 on the consolidated financial statements of CTV Pty Limited included in this Annual Report on Form 10-K, into UIH Australia/Pacific, Inc.'s previously filed Registration Statement File No. 333-37651.


                                                       ARTHUR ANDERSEN


Sydney, Australia
March 27, 1998